Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 10. Commitments and Contingencies

Sunlight was subject to the following commitments and contingencies at December 31, 2021.

Litigation — From time to time, Sunlight may be involved in various claims and legal actions arising in the ordinary course of business. Sunlight establishes an accrued liability for legal proceedings only when those matters present loss contingencies that are both probable and reasonably estimable.

At December 31, 2021, Sunlight was not involved in any material legal proceedings regarding claims or legal actions against Sunlight.

Indemnifications — In the normal course of business, Sunlight enters into contracts that contain a variety of representations and warranties and that provide general indemnifications. Sunlight’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Sunlight that have not yet occurred. However, based on Sunlight’s experience, Sunlight expects the risk of material loss to be remote.

Advances — Sunlight provides a contractually agreed upon percentage of cash to a contractor related to a Loan that has not yet been funded by either a Direct Channel Partner or its Bank Partner as well as amounts funded to contractors in anticipation of loan funding. At December 31, 2021, Sunlight has committed to advance up to $230.6 million for unfunded, approved Loans submitted by eligible contractors and other contingently committed amounts, of which Sunlight advanced $67.1 million included in “Advances” in the accompanying Consolidated Balance Sheets.

Funding Commitments — Pursuant to Sunlight’s contractual arrangements with contractors, Direct Channel Partners, and Bank Partner, the funding source periodically remits to Sunlight the cash related to Loans it has originated. Sunlight has committed to funding such amounts to the relevant contractor when certain milestones have been reached relating to the installation of residential solar system, or other home improvement equipment, underlying the consumer receivable. Any amounts retained by Sunlight in anticipation of an installation milestone being reached are included in “Funding Commitments” in the accompanying Consolidated Balance Sheets, totaling $22.7 million at December 31, 2021.

Loan Guarantees — Sunlight is required to guarantee the performance of certain Indirect Channel Loans, which it is required to repurchase in the event Sunlight is unable to facilitate the sale of such loans, and certain Direct Channel Loans. Upon repurchase, Sunlight may attempt to recover any contractual amounts owed by the borrower or from the contractor (in the event of a contractor’s nonperformance). Sunlight repurchased and wrote off 20 loans, totaling $0.4 million, for the period July 10, 2021 through December 31, 2021 as well as 60 and 49 loans, totaling $1.3 million and $1.1 million, for the period January 1, 2021 through July 9, 2021 and the year ended December 31, 2020, respectively, associated with these guarantees. At December 31, 2021, the maximum potential amount of undiscounted future payments Sunlight could be required to make under these guarantees totaled $52.8 million, and Sunlight recorded a $0.4 million liability presented within “Other Liabilities” in the accompanying Consolidated Balance Sheets. At December 31, 2021, the unpaid principal balance of loans, net of applicable discounts, for guaranteed loans held by Sunlight’s Bank Partner and certain Direct Channel Partners that were delinquent more than 90 days was $0.1 million.

Tax Receivable Agreement — If Sunlight were to exercise its right to terminate the TRA or certain other acceleration events occur, Sunlight would be required to make immediate cash payments. Such cash payments will be equal to the present value of the assumed future realized tax benefits based on a set of assumptions and using an agreed upon discount rate, as defined in the TRA. The early termination payment may be made significantly in advance of the actual realization, if any, of those future tax benefits. Such payments will be calculated based on certain assumptions, including that Sunlight expects to have sufficient taxable income to utilize the full amount of any tax benefits subject to the TRA over the period specified therein. The payments that Sunlight would be required to make will generally reduce the amount of the overall cash flow that might have otherwise been available, but Sunlight expects the cash tax savings it would realize from the utilization of the related tax benefits will exceed the amount of any required payments.

Sunlight Rewards™ Program — Sunlight Rewards™ allows solar salespeople to earn points for selling Sunlight-facilitated loans. These individuals can gain “status” for their own overall loyalty, track their points, and choose to redeem points for quality awards. If all points earned under the Sunlight Rewards™ Program were redeemed at December 31, 2021, Sunlight would pay $3.0 million, and Sunlight recorded a liability of $1.8 million.

Non-Cancelable Operating Leases — Sunlight’s non-cancelable operating leases consist of office space leases. Certain lease agreements include rent concessions and leasehold improvement incentives. In addition to base rentals, certain lease agreements are subject to escalation provisions and rent expense is recognized on a straight‑line basis over the term of the lease agreement.

At December 31, 2021, the approximate aggregate annual minimum future lease payments required on the operating leases are as follows:

2022	$1,348
2023	1,510
2024	1,553
2025	1,746
2026	1,790
Thereafter	4,856
$12,803

During the periods July 10, 2021 through December 31, 2021 and January 1, 2021 through July 9, 2021, total lease expense was $0.7 million and $0.9 million, respectively, of which Sunlight accrued $0.1 million not yet paid at December 31, 2021. During the year ended December 31, 2020, total lease expense was $1.1 million, which Sunlight paid in full.